                                                                    Exhibit 10.6

                       FIRST AMENDMENT TO LOAN INSTRUMENTS

         This First Amendment to Loan Instruments (the "First Amendment"), is made and entered into as of the 23rd day of June, 1997, by and among (i) (a) PNC BANK, KENTUCKY, INC., a Kentucky banking corporation with principal office and place of business in Louisville, Kentucky ("PNC"), (b) NATIONAL CITY BANK OF KENTUCKY, a national banking association with principal office and place of business in Louisville, Kentucky ("National City"), (c) SUNTRUST BANK, NASHVILLE, N.A., a national banking association with principal office and place of business in Nashville, Tennessee ("SunTrust"), (d) BANK ONE, KENTUCKY, NA, a national banking association with principal office and place of business in Louisville, Kentucky ("Bank One"), and (e) WACHOVIA BANK, N.A., a national banking association with principal office and place of business in Atlanta, Georgia ("Wachovia") (PNC, National City, SunTrust, Bank One and Wachovia are hereinafter collectively referred to as the "Banks", and each is hereinafter individually referred to as a "Bank"); (ii) PNC BANK, KENTUCKY, INC., in its capacity as the administrative bank hereunder (in such capacity the "Administrative Bank"); and (iii) RES-CARE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("Res-Care") and each of the Consolidated Subsidiaries of Res-Care identified on Schedule 1 hereto (Res-Care and each Consolidated Subsidiary, a "Borrower," and all of the foregoing collectively, the "Borrowers").

                              PRELIMINARY STATEMENT

         A. The Existing Borrowers (defined herein) obtained from PNC, National City, SunTrust and Bank One certain credit accommodations pursuant to a Loan Agreement dated as of December 23, 1996 (the "Old Loan Agreement") including the following: (i) a revolving line of credit in the principal amount of Sixty Five Million Dollars ($65,000,000) (the "Original Revolving Credit Facility"), (ii) a commitment to issue letters of credit for the account of the Borrowers in an aggregate outstanding amount of up to Ten Million Dollars ($10,000,000) and
(iii) a swing revolving line of credit in the principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) (the "Original Swing Line Credit Facility").

         B. The Borrowers wish to provide for certain amendments of the Loan Agreement and the Loan Instruments (each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement) as set forth herein, including, but not limited to (i) the increase of the principal amount of the Original Revolving Credit Facility to One Hundred Million Dollars ($100,000,000), (ii) the increase of the principal amount of the Original Swing Line Credit Facility to Twelve Million Five Hundred Thousand Dollars ($12,500,000), (iii) the amendment of certain financial covenants and
(iv) the addition of the New Borrowers (as defined herein) as parties to the Loan Instruments. The Banks, including Wachovia which is joining the other lenders as a Bank, are agreeable to such changes, upon satisfaction of the terms and conditions set forth herein.

         Now, therefore, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Loan Agreement and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         I.       AMENDMENTS TO LOAN AGREEMENT

                  A. INTRODUCTION. The introductory paragraph in the Loan Agreement is hereby amended and restated as follows:

                  THIS LOAN AGREEMENT (this "Loan Agreement"), originally made and entered into as of December 23, 1996, as subsequently amended and restated as of June 23, 1997, is made and entered by and among (i) (a) PNC BANK, KENTUCKY, INC., a Kentucky banking corporation with principal office and place of business in Louisville, Kentucky ("PNC"), (b) NATIONAL CITY BANK OF KENTUCKY, a national banking association with principal office and place of business in Louisville, Kentucky ("National City"), (c) SUNTRUST BANK, NASHVILLE, N.A., a national banking association with principal office and place of business in Nashville, Tennessee ("SunTrust"), (d) BANK ONE, KENTUCKY, NA, a national banking association with principal office and place of business in Louisville, Kentucky ("Bank One"), and (e) WACHOVIA BANK, N.A., a national banking association with principal office and place of business in Atlanta, Georgia ("Wachovia") (PNC, National City, SunTrust, Bank One and Wachovia are hereinafter collectively referred to as the "Banks", and each is hereinafter individually referred to as a "Bank"); (ii) PNC BANK, KENTUCKY, INC., in its capacity as the administrative bank hereunder (in such capacity the "Administrative Bank"); and (iii) RES-CARE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("Res-Care") and each of the Consolidated Subsidiaries of Res-Care identified on Schedule 1 hereto (Res-Care and each Consolidated Subsidiary, a "Borrower," and all of the foregoing collectively, the "Borrowers").

                  B. PRELIMINARY STATEMENT. Paragraphs A, B and C of the Preliminary Statement are hereby amended and restated as follows:

                           A. The Borrowers desire to obtain from the Banks a
                  revolving line of credit in the principal amount of One Hundred Million Dollars ($100,000,000.00) (as defined in
                  Section 1 hereof, the "Revolving Credit Facility").

                           B. The Borrowers desire to obtain from the Banks a
                  commitment to issue letters of credit for the account of the Borrowers in an aggregate outstanding amount of up to Ten Million ($10,000,000.00) at any one time, as a subfacility


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                  under the Revolving Credit Facility (as defined in Section 1 hereof, the "Letter of Credit Subfacility").

                           C. The Borrowers desire to obtain from PNC a swing
                  line revolving line of credit in the principal amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000) (as defined in Section 1 hereof, the "Swing Line Credit Facility").

                  C. SECTION 1 - DEFINITIONS AND CROSS REFERENCE. The following definitions and provisions of Section 1 of the Loan Agreement are hereby amended r added as follows:

                           1.25 "Cash Flow from Operations" means the sum of the
                  amounts for the period in question of (i) Net Income, (ii) Interest Expense, (iii) provisions for taxes based on income,
                  (iv) depreciation, amortization and other non-cash charges to Net Income, minus non-cash credits to Net Income, of the Borrowers on a consolidated basis in accordance with GAAP, determined as of the end of each Fiscal Quarter, for the previous four Fiscal Quarters. The Borrowers may include in the calculation of "Cash Flow from Operations" the sum of (i),
                  (ii), (iii) and (iv) for the 12 months preceding the date of calculation for any entity that has been acquired in a Permitted Business Combination; provided, however, that:

                                    (a) if the portion of the sum of (i), (ii),
                           (iii) and (iv) that is based upon pre-acquisition unaudited financial results of entities acquired in Permitted Business Combinations (the "Pre-Acquisition Financial Results") equals or exceeds twenty five percent (25%) (the "Cash Flow from Operations Limitation") of the total "Cash Flow from Operations" of the Borrowers for the period being measured, then the calculation of total "Cash Flow from Operations" may include the portion of the Pre- Acquisition Financial Results that is equal to the Cash Flow from Operations Limitation but must exclude the portion of Pre-Acquisition Financial Results that exceeds the Cash Flow from Operations Limitation;

                                     (b) if the calculation of "Cash Flow from
                           Operations" is performed at any time from the beginning of the seventh month after the date of acquisition of an entity until the end of the twelfth month following the acquisition, the calculation with respect to such entity shall be based upon the actual financial results of such entity for the period occurring after the acquisition, annualized on a 12-month basis;

                                    (c) Net Income for purposes of the
                           calculation of Cash Flow from Operations shall not include any Net Income of a Borrower derived from such Borrower's ownership of a Person that is not a Consolidated


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

                           Subsidiary except to the extent such Borrower has received a distribution of such Net Income from such Person; and

                                    (d) Net Income for purposes of the
                           calculation of "Cash Flow from Operations" may include an adjustment, subject to the approval of the Administrative Bank in its discretion exercised reasonably, to increase Net Income by the amount of certain extraordinary or non-recurring expenses as were incurred by entities acquired in Permitted Business Combinations during the 12 months preceding the date of calculation, to the extent that the Company has demonstrated to the reasonable satisfaction of the Administrative Bank that such extraordinary or non-recurring expenses will not continue during the period after the acquisition.

                           1.86 "Pricing Level" means, for any Pricing Period,
                  Pricing Level I, Pricing Level II, Pricing Level III, Pricing Level IV, Pricing Level V, or Pricing Level VI, as may be in effect for such Pricing Period; PROVIDED that, the Default Rate shall be in effect upon the occurrence and during the continuation of any Event of Default.

                           1.87 "Pricing Level I" means the Pricing Level that
                  will be in effect for the applicable Pricing Period if, as at the relevant Date of Determination, the ratio of the Borrowers' Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is less than 1.00 to 1.0.

                           1.88 "Pricing Level II" means the Pricing Level that
                  will be in effect for the applicable Pricing Period if, as at the relevant Date of Determination, the ratio of the Borrowers' Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 1.00 to 1.0, but is less than 1.50 to 1.0.

                           1.89 "Pricing Level III" means the Pricing Level that
                  will be in effect for the applicable Pricing Period if, as at the relevant Date of Determination, the ratio of the Borrowers' Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 1.50 to 1.0, but is less than 2.00 to 1.0.

                           1.90 "Pricing Level IV" means the Pricing Level that
                  will be in effect for the applicable Pricing Period if, as of the relevant Date of Determination, the ratio of the Borrowers' Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 2.00 to 1.0, but less than 2.50 to 1.0.

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                           1.91 "Pricing Level V" means the Pricing Level that
                  will be in effect for the applicable Pricing Period if, as of the relevant Date of Determination, the Borrowers' Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 2.50 to 1.0, but less than 3.0 to 1.0.

                           1.91A "Pricing Level VI" means the Pricing Level that
                  will be in effect for the applicable Pricing Period if, as of the relevant Date of Determination, the ratio of the Borrowers' Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 3.0 to 1.0.

                           1.97 "Revolving Credit Facility" means the revolving
                  line of credit established by the Banks in favor of the Borrowers in the principal amount of One Hundred Million Dollars ($100,000,000) pursuant to which the Borrowers may obtain Revolving Credit Loans from the Banks and/or Letters of Credit from PNC during the term of the Revolving Credit Facility upon the terms and conditions set forth in this Loan Agreement. The Revolving Credit Facility includes as a sublimit the Letter of Credit Subfacility and the Swing Line Credit Facility. All references to the "aggregate principal balance of the Revolving Credit Loans outstanding" or similar phrases in this Loan Agreement or in the Revolving Credit Notes shall mean, as of the date of determination thereof, the sum of (i) the entire aggregate outstanding principal balance of all Revolving Credit Loans made by the Banks pursuant to this Loan Agreement, (ii) the then existing Letter of Credit Usage and (iii) the then existing Swing Line Usage.

                           1.101 "Revolving Credit Notes" means collectively (i)
                  that certain Amended and Restated Revolving Credit Promissory Note made by the Borrowers, payable to the order of PNC, and in the face principal amount of Thirty Million Dollars ($30,000,000), a form of which is annexed to this Loan Agreement as EXHIBIT A-1, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (ii) that certain Amended and Restated Revolving Credit Promissory Note made by the Borrowers, payable to the order of National City, and in the face principal amount of Twenty Four Million Dollars ($24,000,000), a form of which is annexed to this Loan Agreement as EXHIBIT A-2, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (iii) that certain Amended and Restated Revolving Credit Promissory Note made by the Borrowers, payable to the order of SunTrust, and in the face principal amount of Eighteen Million Dollars ($18,000,000), a form of which is annexed to this Loan Agreement as EXHIBIT A-3, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (iv) that certain Amended and Restated Revolving Credit Promissory Note made by the Borrowers, payable to the order of Bank One and in the face principal amount of Eighteen


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                  Million Dollars ($18,000,000), a form of which is annexed to this Loan Agreement as EXHIBIT A-4, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (v) that certain Revolving Credit Promissory Note made by the Borrowers, payable to the order of Wachovia and in the face principal amount of Ten Million Dollars ($10,000,000), a form of which is annexed to this Loan Agreement as EXHIBIT A-5, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time and (vi) each future Revolving Credit Promissory Note, if any, made by the Borrowers pursuant to the Revolving Credit Facility.

                           1.110 "Swing Line Note" means that certain Swing Line
                  Promissory Note dated of even date with this Loan Agreement, made by the Borrowers, payable to the order of PNC, and in the face principal amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000), a form of which is annexed to this Loan Agreement as EXHIBIT B, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time.

                           1.112 "Swing Line Usage" means, as at any date of
                  determination thereof, the sum of the maximum aggregate principal amount of all outstanding Swing Line Loans, which amount shall never exceed $12,500,000.

                           1.119 "First Amendment" means the First Amendment to
                  Loan Instruments made and entered into as of June 23, 1997, by and among the Banks, the Administrative Bank and the Borrowers.

                           1.120 "First Amendment Closing Date" means the date
                  on which the First Amendment to Loan Instruments has been executed and delivered by the parties thereto, June 23, 1997.

                           1.121 "Existing Borrowers" means any and all
                  Borrowers party to the Loan Agreement as of December 23, 1996, other than Southwind Residential Services, Inc., formerly a Kansas corporation, and Residential Alternatives in Supportive Environments, Inc., formerly an Ohio corporation, which were merged into other Borrowers.

                           1.122 "New Borrowers" means certain Subsidiaries
                  created or acquired since December 23, 1996, specifically identified as RSCR West Virginia, Inc. and Raiment, Inc. but does not currently include the entities listed on Schedule
                  1.122 attached to the First Amendment.

                  D. SECTION 2 - REVOLVING CREDIT FACILITY. Section 2 of the Loan Agreement is hereby amended and restated as follows:


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

                           (1) Section 2. The first paragraph of Section 2 is
hereby amended and restated in its entirety as follows:

                  Subject to the terms and conditions of this Loan Agreement, the Banks hereby establish the Revolving Credit Facility in favor of the Borrowers in the principal amount of One Hundred Million Dollars ($100,000,000). Pursuant to the Revolving Credit Facility, the Borrowers may obtain Revolving Credit Loans and/or Letters of Credit pursuant to, and subject to the terms and conditions set forth in, this Loan Agreement for the purposes set forth in Sections 2.5A and 2.7 hereof. The Revolving Credit Facility is subject to the following terms and conditions:

                           (2) Section 2.1 REVOLVING LOAN COMMITMENTS, REVOLVING
CREDIT LOANS. The eighth and ninth lines of the first paragraph of Section 2.1 are hereby amended to delete the words "Sixty Five Million Dollars ($65,000,000)" and to insert therefor the words "One Hundred Million Dollars ($100,000,000)".

                           (3) Section 2.2A RATES OF INTEREST is hereby amended
by deleting the second paragraph thereof and subsections (i), (ii) and (iii) and inserting therefor the following:

                  Subject to the provisions of Sections 2.2E and 4 hereof, Revolving Credit Loans shall bear interest through maturity as follows:

                           (i) if a Base Rate Loan, at a rate equal to the
                  higher of (a) the Federal Funds Effective Rate plus one half percent (0.5%) per annum plus the Applicable Base Rate Margin or (b) the Prime Rate plus the Applicable Base Rate Margin; PROVIDED THAT, on each Date of Determination, commencing with the first Date of Determination to occur after the Closing Date, the Applicable Base Rate Margin in effect for the Pricing Period commencing on such Date of Determination and continuing for the term of the Pricing Period that begins on such Date of Determination shall be the Applicable Base Rate Margin corresponding to the Pricing Level in effect for such Pricing Period, as follows:

                           Pricing Level          Applicable Base Rate Margin
                           -------------          ---------------------------
                             Level I                       0.00%
                             Level II                      0.00%
                             Level III                     0.00%
                             Level IV                      0.00%
                             Level V                       0.00%
                             Level VI                      0.125%

                           (ii) if a Euro-Rate Loan, at a rate per annum equal
                  to the sum of the Euro-Rate plus the Applicable Euro-Rate Margin; PROVIDED THAT, on each Date of



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                  Determination, commencing with the first Date of Determination to occur after the Closing Date, the Applicable Euro-Rate Margin in effect for the Pricing Period commencing on such Date of Determination and continuing for the term of the Pricing Period that begins on such Date of Determination shall be the Applicable Euro-Rate Margin corresponding to the Pricing Level in effect for such Pricing Period, as follows:

                           Pricing Level           Applicable Euro-Rate Margin
                           -------------           ---------------------------
                             Level I                       0.500%
                             Level II                      0.625%
                             Level III                     0.875%
                             Level IV                      1.125%
                             Level V                       1.375%
                             Level VI                      1.625%

                           (iii) Notwithstanding that the Pricing Level
                  Calculation Date of the applicable Pricing Level for a Pricing Period occurs after the relevant Date of Determination, upon the actual calculation of the applicable Pricing Level for such Pricing Period, adjustments to the amount of accrued interest on the Base Rate Loans and/or Euro-Rate Loans, as applicable, shall be made to reflect retroactive application of the applicable Pricing Level to the first day of such Pricing Period.

                           (4) Section 2.2G LIMITATION ON EURO-RATE TRANCHES is
hereby amended and restated in its entirety as follows:

                           G. LIMITATION ON EURO-RATE LOAN TRANCHES. At no time
                  shall the number of Euro-Rate Loans outstanding at any time outstanding exceed nine (9).

                           (5) Section 2.3B COMMITMENT FEE is hereby amended by
deleting subsection (i) and inserting therefor the following:

                           (i) The Borrowers agree to pay to the Administrative
                  Bank, for the benefit of the Banks in proportion to their respective Revolving Credit Facility Pro Rata Shares, commitment fees (the "Revolving Credit Facility Commitment Fees") for the period from and including the Closing Date to and excluding the Revolving Loan Commitment Termination Date, equal to the average of the daily excess of the Revolving Loan Commitments (as they may be reduced pursuant to Section 2.4C hereof) over the aggregate outstanding principal amount of Revolving Credit Loans and the Letter of Credit Usage multiplied by the Applicable Commitment Fee Percentage set forth below; PROVIDED THAT, on each Date of Determination, commencing with the first Date of Determination to occur after the Closing Date, the Applicable Commitment Fee Percentage in effect for the Pricing Period

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

                  commencing on such Date of Determination and continuing for the term of the Pricing Period that begins on such Date of Determination shall be the Applicable Commitment Fee Percentage corresponding to the Pricing Level in effect for such Pricing Period, as follows:



                           Pricing Level          Applicable Commitment Fee Percentage
                           -------------          ------------------------------------
                             Level I                                0.25%
                             Level II                               0.25%
                             Level III                              0.25%
                             Level IV                               0.25%
                             Level V                                0.30%
                             Level VI                               0.30%

                  PROVIDED, FURTHER, that, in the case of PNC only, the calculation of the Revolving Credit Facility Commitment Fee shall be adjusted to add the aggregate outstanding principal amount of Swing Line Loans to the aggregate outstanding principal amount of Revolving Credit Loans and the Letter of Credit Usage allocable to PNC, before the calculation of the Revolving Credit Facility Commitment Fee payable to PNC is performed.

                  The Revolving Credit Facility Commitment Fees shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable quarterly in arrears on the last day of each Fiscal Quarter, commencing on the first such date to occur after the Closing Date, and on the Revolving Loan Commitment Termination Date. The Borrowers shall have no liability to the Banks for any Revolving Credit Facility Commitment Fees paid to the Administrative Bank which the Administrative Bank does not properly remit to such Bank, and such Bank's sole remedy in respect thereof shall be against the Administrative Bank.

                           (6) Section 2.3 FEES . A new Section 2.3D FIRST
AMENDMENT CLOSING FEES AND EXPENSES is added to Section 2.3 as follows:

                           D. FIRST AMENDMENT CLOSING FEES AND EXPENSES . The
                  Borrowers agree to pay to the Administrative Bank on the First Amendment Closing Date, for the benefit of the Banks, Closing Fees in the total amount set forth in SCHEDULE 2.3D hereto. Upon receipt of such moneys, the Administrative Bank shall remit the Closing Fees set forth in SCHEDULE 2.3D to the Banks. The Borrowers shall have no liability to any Bank for any Closing Fees paid to the Administrative Bank which the Administrative Bank does not properly remit to such Bank pursuant to SCHEDULE 2.3D, and such Bank's sole remedy in respect thereof shall be against the Administrative Bank. Pursuant to this Section 2.3D and Section 15.10 hereof, the Borrowers also agree to pay to the Administrative Bank on the Closing Date the

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

                  reasonable fees and expenses of the Administrative Bank's counsel in negotiating, drafting and closing the First Amendment and related documents.

                           (7) Section 2.7F COMPENSATION (with respect to
Letters of Credit) is hereby amended by deleting subsection (i) and inserting therefor the following:

                           (i) With respect to each Letter of Credit, a letter
                  of credit fee (the "Letter of Credit Fee") payable to PNC for the account of the Banks (and to be shared by the Banks pro rata in accordance with their respective Revolving Credit Facility Pro Rata Shares) equal to the Applicable Letter of Credit Percentage multiplied by the maximum amount available from time to time to be drawn under such Letter of Credit; PROVIDED THAT, on each Date of Determination, commencing with the first Date of Determination to occur after the Closing Date, the applicable Letter of Credit Percentage in effect for the Pricing Period commencing on such Date of Determination and continuing for the term of the Pricing Period that begins on such Date of Determination shall be the Applicable Letter of Credit Percentage corresponding to the Pricing Level in effect for such Pricing Period, as follows:

                           Pricing Level             Applicable Letter of Credit Percentage
                           -------------             --------------------------------------
                             Level I                                   0.500%
                             Level II                                  0.625%
                             Level III                                 0.875%
                             Level IV                                  1.125%
                             Level V                                   1.375%
                             Level VI                                  1.625%

                  The Letter of Credit Fee, as based on the Applicable Letter of Credit Percentage, shall be payable quarterly in advance beginning on the date of issuance of such Letter of Credit and quarterly in advance beginning on the date, if such should occur, of each renewal or extension of such Letter of Credit;

                  E. SECTION 3 - SWING LINE CREDIT FACILITY. Section 3 of the Loan Agreement is hereby amended and restated as follows:

                           (1) Section 3.1. The first paragraph of Section 3.1
is hereby amended and restated in its entirety as follows:

                           3.1 SWING LINE CREDIT FACILITY. From the date hereof
                  throughout the Swing Line Commitment Period, and subject to the terms, conditions and other provisions of this Agreement, PNC agrees to make Swing Line Loans to the Borrowers from time to time in a total amount not exceeding Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) in amounts of Twenty Five Thousand


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



                  Dollars ($25,000) and integral multiples of Five Thousand Dollars ($5,000) in excess thereof. The Swing Line Credit Facility is established for the administrative convenience of the Borrowers, PNC and the Banks. During the Swing Line Commitment Period the Borrowers may borrow and repay advances under the Swing Line Credit Facility in whole or in part, and reborrowing all in accordance with the terms, conditions and other provisions of this Agreement. The making of each Swing Line Loan shall be subject to the further provisions of this
                  Section 3.1, and shall be subject to all of the conditions of lending stated in Section 5.2 being fulfilled at the time of each Swing Line Loan, and provided further that each Swing Line Loan shall be on the terms and subject to the conditions hereinafter stated.

                           (2) Section 3.1H. Section 3.1H is hereby amended and
restated in its entirety as follows:

                           H. LIMITATION. The Borrowers may not request that PNC
                  make any Swing Line Loan if, after making such Swing Line Loan, (y) the total aggregate principal amount of outstanding Swing Line Loans would exceed Twelve Million Five Hundred Thousand Dollars ($12,500,000.00), or (z) the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitments, as the amount available under such Revolving Loan Commitments may be reduced from time to time pursuant to Section 2.4C hereof.

                  F. SECTION 8 - NEGATIVE COVENANTS. Section 8 of the Loan Agreement is hereby amended and restated as follows:

                           (1) Section 8.2 INDEBTEDNESS. Section 8.2 is hereby
amended and restated in its entirety as follows:

                           8.2 INDEBTEDNESS, ETC. The Borrowers will not,
                  without the prior written consent of the Banks, directly or indirectly, create, incur, assume, guarantee, agree to purchase or repurchase or provide funds in respect of, or otherwise become liable with respect to any Indebtedness other than:

                           (i) The Revolving Credit Facility;

                           (ii) The Swing Line Credit Facility;

                           (iii) The Equipment Leases in the aggregate amount
                  not exceeding Two Million Five Hundred Thousand Dollars ($2,500,000);

                           (iv) The Beverly Note;

                           (v) Current liabilities of the Borrowers (other than
                  for borrowed money) incurred in the ordinary course of their businesses and in accordance with customary trade practices;

                           (vi) (A) Promissory notes or other evidence of
                  indebtedness issued by one or more of the Borrowers as all or part of the Business Combination Consideration in connection with a Permitted Business Combination, or (B) purchase money indebtedness incurred or assumed by the Borrowers in connection with acquisition of tangible and intangible personal and real property acquired other than in connection with a Permitted Business Combination, to the extent that such tangible and intangible personal and real property are to be used by the Borrowers in businesses permitted under Section
                  8.5 hereof; PROVIDED THAT the aggregate amount of indebtedness described in (B) of this Section 8.2(vi) shall not exceed Five Million Dollars ($5,000,000); and PROVIDED FURTHER that the aggregate amount of indebtedness described in (A) AND (B) of this Section 8.2(vi) shall not exceed Twelve Million Five Hundred Thousand Dollars ($12,500,000); and

                           (vii) The advances, loans and guarantees permitted
                  under Section 8.12 hereof.

                  (2) Section 8.11 PERMITTED BUSINESS COMBINATIONS. Section 8.11 is hereby amended by deleting subsections (iv) and (v) and inserting therefor the following:

                           (iv) the Business Combination Consideration
                  associated with the proposed Business Combination plus the aggregate Business Combination Consideration associated with Permitted Business Combinations that have been completed in the current Fiscal Year does not exceed Fifty Million Dollars ($50,000,000);

                           (v) the Business Combination Consideration associated
                  with the proposed Business Combination does not exceed Ten Million Dollars ($10,000,000)(except for the acquisition of certain interests by RCP and RSCRP to occur on or after the Closing Date as contemplated in the Exchange Agreement dated December 9, 1996);

                  G. SECTION 14 - NOTICES. Section 14 of the Loan Agreement is hereby amended to add to the list of Banks which shall receive notice pursuant to Section 14, Wachovia, as follows:

                  Wachovia Bank, N.A.
                  191 Peachtree Street, 29th Floor
                  Atlanta, Georgia 30303-1757
                  Attn: John Tibe, Assistant Vice President

                  H. SCHEDULE 1 - LIST OF BORROWERS OTHER THAN RES-CARE.
Schedule 1 is hereby amended and replaced in its entirety by Schedule 1 attached to this First Amendment.

                  I. SCHEDULE 2.1 - SCHEDULE OF REVOLVING LOAN COMMITMENTS AND REVOLVING CREDIT FACILITY PRO RATA SHARES. Schedule 2.1 is hereby amended and replaced in its entirety by Schedule 1 attached to this First Amendment.

                  J. SCHEDULE 2.3D - SCHEDULE OF FIRST AMENDMENT CLOSING FEES.
Schedule 2.3D is hereby added to the Loan Agreement by Schedule 2.3D attached to this First Amendment.

                  K. SCHEDULE 6.13 - CONSOLIDATED SUBSIDIARIES OF RES-CARE, INC.. Schedule 6.13 is hereby amended by adding the entities listed on Schedule
6.13 to this First Amendment thereto.

                  L. SCHEDULE 8.4 - SCHEDULE OF LIENS NOT OTHERWISE DESCRIBED IN
SECTION 8.4. Schedule 8.4 is hereby amended and restated in its entirety by
Schedule 8.4 attached to this Amendment.

                  M. EXHIBITS A-1 THROUGH A-4. Exhibits A-1 through A-4 are replaced in their entirety by Exhibits A-1 through A-5 attached to this First Amendment.

                  N. RATIFICATION. The Loan Agreement, as amended by this First Amendment, remains in full force and effect and the Borrower reaffirms and ratifies its obligations under the Loan Agreement, as amended by this First Amendment.

         II.      AMENDMENT AND RESTATEMENT OF REVOLVING CREDIT NOTES

                  The Revolving Credit Notes are amended and restated in their entirety by new Revolving Credit Notes, in the form of Exhibits A-1 through A-5 attached to this First Amendment, executed and delivered by the Borrowers in amendment and replacement of, but not in novation of, the original Revolving Credit Notes.

         III.     AMENDMENT AND RESTATEMENT OF SWING LINE NOTE

                  The Swing Line Note is amended and restated in its entirety by the new Swing Line Note, in the form of Exhibit B attached to this First Amendment, executed and delivered by the Borrowers in amendment and replacement of, but not in novation of, the original Swing Line Note.

         IV.      AMENDMENT OF STOCK PLEDGE AGREEMENT

                  A. PRELIMINARY STATEMENT. Paragraph A of the Preliminary Statement of the Stock Pledge Agreement is amended and restated in its entirety as follows:

                  Pursuant to that certain Loan Agreement of even date herewith, among (i) (a) PNC, (b) NATIONAL CITY BANK OF KENTUCKY, a national banking association with principal office and place of business in Louisville, Kentucky ("National City"), (c) SUNTRUST BANK, NASHVILLE, N.A., a national banking association with principal office and place of business in Nashville, Tennessee ("SunTrust"), (d) BANK ONE, KENTUCKY, NA, a national banking association with principal office and place of business in Louisville, Kentucky ("Bank One"), and (e) WACHOVIA BANK, N.A., a national banking association with principal office and place of business in Atlanta, Georgia ("Wachovia") (PNC, National City, SunTrust, Bank One and Wachovia are hereinafter collectively referred to as the "Banks" and each is hereinafter individually referred to as a "Bank"); (ii) PNC in its capacity as the Administrative Bank; and (iii) Res-Care and each of the Consolidated Subsidiaries of Res-Care identified on SCHEDULE 1 to the Loan Agreement (Res-Care and each Consolidated Subsidiary, collectively, the "Borrowers"), (a) the Banks have established a revolving line of credit in the principal amount of One Hundred Million Dollars ($100,000,000.00) in favor of the Borrowers (the "Revolving Credit Facility"), (b) the Banks have committed to issue letters of credit for the account of the Borrowers in an aggregate amount of up to Ten Million Dollars ($10,000,000.00) as a sublimit of the Revolving Credit Facility (the "Letter of Credit Facility"), and (c) PNC has established a swing line revolving line of credit in the principal amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) in favor of the Borrowers as a sublimit of the Revolving Credit Facility (the "Swing Line Credit Facility").

                  B. EXHIBIT A TO STOCK PLEDGE AGREEMENT. Exhibit A to the Stock Pledge Agreement is amended and restated in its entirety by Exhibit C to this First Amendment.

                  C. DELIVERY OF STOCK CERTIFICATES TO ADMINISTRATIVE BANK. Res-Care covenants to deliver the pledged share certificates identified in
Section II of Exhibit A to the Stock Pledge Agreement, as amended, to the Administrative Bank on the First Amendment Closing Date.

                  D. RATIFICATION. The Stock Pledge Agreement, as amended by this First Amendment, remains in full force and effect and Res-Care reaffirms and ratifies its obligations under the Stock Pledge Agreement, as amended by this First Amendment.

         V.       AMENDMENT AND RATIFICATION OF SECURITY AGREEMENTS

                  Each of the Security Agreements remains in full force and effect and each Borrower reaffirms and ratifies its obligations under the Security Agreement to which it is a party. Each

Borrower agrees that the Security Agreement to which it is a party shall continue to secure all indebtedness of the Borrower to the Banks evidenced by the Revolving Credit Notes, the Swing Line Note, the Applications and Agreements for Letters of Credit and the Loan Agreement, all as they may be amended by this First Amendment. Additionally, each of the New Borrowers, as of the date of the First Amendment, shall have executed and delivered to the Administrative Bank a Security Agreement and UCC-1 financing statements in favor of the Banks, in form and substance satisfactory to the Banks.

         VI.      CLOSING CONDITIONS

         The establishment of the Revolving Credit Facility by the Banks in favor of the Borrowers, the obtaining of the Revolving Credit Loans and/or Letters of Credit by the Borrowers thereunder, the making of the Swing Line Loans by PNC to the Borrowers, all as amended by this First Amendment, are subject to the satisfaction of all the following conditions (in addition to the conditions set forth in the Loan Agreement):

         A. CONDITIONS TO CLOSING OF THE FIRST AMENDMENT. The obligation of the Banks to make the Revolving Credit Loans to the Borrowers and to make the Swing Line Loans to the Borrowers are subject to the condition that, in addition to the satisfaction of the conditions precedent specified in Section 5.1 of the Loan Agreement, and with respect to the Swing Line Loan, the conditions precedent specified in Section 3.1D of the Loan Agreement, as of the First Amendment Closing Date, the Banks shall have received the following from the Borrowers, dated the First Amendment Closing Date or such other date as shall be acceptable to the Banks:

                  (1) This First Amendment, duly executed and delivered by the each of the Borrowers.

                  (2) The Revolving Credit Notes, duly executed and delivered by each of the Borrowers.

                  (3) The Swing Line Note, duly executed and delivered by each of the Borrowers.

                  (4) Stock certificates evidencing all of the issued and outstanding shares of the common stock of all New Borrowers as identified below, and executed blank stock powers appended thereto:

                           RSCR West Virginia, Inc.*
                           Raiment, Inc.

                           *Already delivered to the Administrative Bank.

                  (5) Security Agreements, executed and delivered by all Subsidiaries acquired or created by all New Borrowers, as identified below:

                           RSCR West Virginia, Inc.*
                           Raiment, Inc.

                           *Already delivered to the Administrative Bank.

                  (6) UCC-1 financing statements appropriate for filing in filing offices designated by the Administrative Bank, executed and delivered by all New Borrowers acquired or created by the Borrowers since December 23, 1996, as identified below:

                           RSCR West Virginia, Inc.*
                           Raiment, Inc.

                           *Already delivered to the Administrative Bank.

                  (7) A Certificate of the Secretary or Assistant Secretary of each the Existing Borrowers certifying as to the authenticity, completeness and accuracy of, and attaching copies of any amendments to the Articles of Incorporation or Bylaws since December 23, 1996, and Resolutions of the Board of Directors of each of the Existing Borrowers authorizing such Borrower's execution, delivery and performance of the First Amendment and any other Loan Instruments to which such Borrower is a party, and certifying the names and true signatures of the officers of such Borrower authorized to execute and deliver the Loan Instruments to which the Borrower is a party, on behalf of such Borrower.

                  (8) A Certificate of the Secretary or Assistant Secretary of each New Borrower certifying as to the authenticity, completeness and accuracy of, and attaching copies of their respective Certificates of Incorporation and Bylaws, together with any amendments thereto, and Resolutions of the Board of Directors of each New Borrower authorizing such New Borrower's execution, delivery and performance of the First Amendment and any other Loan Instruments to which such New Borrower is a party, and certifying the names and true signatures of the officers of such New Borrower authorized to execute and deliver the Loan Instruments to which the New Borrower is a party, on behalf of such New Borrower.

                  (9) An opinion from counsel to the Borrowers, in form and substance satisfactory to the Banks, giving substantially the same opinions as were given in connection with the execution and delivery of the Loan Agreement dated as of December 23, 1996, but to be given with respect to the execution and delivery of this First Amendment.

                  (10) Such other documents as the Banks may reasonably request.

         VII.     REPRESENTATIONS  AND WARRANTIES

                  A. REPRESENTATIONS AND WARRANTIES OF BORROWER AND CONSOLIDATED SUBSIDIARIES. To induce the Banks to enter into this First Amendment, the Borrowers represent and warrant to the Banks as follows:

                  (1) Each Borrower has full power, authority, and capacity to enter into this First Amendment, and this First Amendment constitutes the legal, valid and binding obligations of each Borrower, enforceable against each in accordance with its terms.

                  (2) No Event of Default under the Loan Agreement or any of the other Loan Instruments has occurred which continues unwaived by the Banks, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

                  (3) The person executing this First Amendment on behalf of each Borrower is duly authorized to do so. Each such person has been duly authorized pursuant to resolutions of the Borrowers approved by the directors of the Borrowers to execute and deliver minor amendments to the Loan Instruments of the sort set forth in this First Amendment without the necessity of further action by the respective boards of directors.

                  (4) The representations and warranties made by each Borrower in all of the Loan Instruments are hereby remade and restated as of the date hereof.

                  (5) There are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against any Borrower, the adverse determination of which could have a material adverse effect on the Loan Instruments, the business operations or financial condition of the Borrowers or the ability of the Borrowers to fulfill their obligations under the Loan Instruments.

         IN WITNESS WHEREOF, the Borrowers, the Banks and the Administrative Bank have each caused this First Amendment to be duly executed as of the date and year first hereinabove written.

                                     PNC BANK, KENTUCKY, INC.
                                     ("PNC")


                                     --------------------------------------
                                           By: Ben Willingham, Vice President


                                     NATIONAL CITY BANK OF
                                     KENTUCKY
                                     ("National City")

                                     --------------------------------------

                                     By:  Deroy Scott, Vice President


                                     SUNTRUST BANK, NASHVILLE, N.A.
                                     ("SunTrust")


                                     Karen Cole Ahern, Group Vice President
                                     --------------------------------------


                                     BANK ONE, KENTUCKY, NA
                                     ("Bank One")

                                     Todd D. Munson, Senior Vice President
                                     --------------------------------------


                                     WACHOVIA BANK, N.A.
                                     ("Wachovia")

                                     By:
                                     --------------------------------------


                                     PNC BANK, KENTUCKY, INC.
                                     (the "Administrative Bank")

                                     By: Ben Willingham, Vice President
                                     --------------------------------------

                                     RES-CARE, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President and
                                     Chief Executive Officer


                                     COMMUNITY ALTERNATIVES INDIANA,
                                     INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President


                                     COMMUNITY ALTERNATIVES
                                     NEBRASKA, INC.
                                    (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President


                                     COMMUNITY ADVANTAGE, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President


                                     TEXAS HOME MANAGEMENT, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President


                                     CAPITAL TX INVESTMENTS, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President

                                     THM HOMES, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President


                                     RSCR TEXAS, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President


                                     RES-CARE NEW MEXICO, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President


                                     RES-CARE OHIO, INC.
                                     (a "Maker")


                                     --------------------------------------
                                     By:  Ronald G. Geary, President


                                     COMMUNITY ALTERNATIVES OF
                                     TEXAS, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By: Ronald G. Geary, President


                                     CATX PROPERTIES, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President

                                     RES-CARE CALIFORNIA, INC., d/b/a
                                     RCCA Services
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President


                                     RES-CARE FLORIDA, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President


                                     RSCR CALIFORNIA, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By: Ronald G. Geary, President


                                     RES-CARE KANSAS, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President


                                     RES-CARE ILLINOIS, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By: Ronald G. Geary, President


                                     RES-CARE OKLAHOMA, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By: Ronald G. Geary, President

                                     RES-CARE TENNESSEE, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By: Ronald G. Geary, President


                                     RES-CARE TRAINING
                                     TECHNOLOGIES, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By: Ronald G. Geary, President


                                     YOUTHTRACK, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By: Ronald G. Geary, Chairman


                                     RES-CARE PREMIER, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President


                                     RSCR PREMIER, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By: Ronald G. Geary, President


                                     RES-CARE NEW JERSEY, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President

                                     COMMUNITY ALTERNATIVES
                                     KENTUCKY, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By: Ronald G. Geary, President


                                     ALTERNATIVE YOUTH SERVICES,  INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By:  Ronald G. Geary, President


                                     COMMUNITY ALTERNATIVES
                                     VIRGINIA, INC.
                                     (a "Borrower")


                                     By:  Ronald G. Geary, President
                                     --------------------------------------


                                     RSCR WEST VIRGINIA, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By: Ronald G. Geary, President



                                     RAIMENT, INC.
                                     (a "Maker")

                                     --------------------------------------
                                     By: Ronald G. Geary, President

                                   SCHEDULE 1

                   LIST OF BORROWERS OTHER THAN RES-CARE, INC.

         1. COMMUNITY ALTERNATIVES INDIANA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAI").

         2. COMMUNITY ALTERNATIVES NEBRASKA, INC., a Delaware corporation, with principal office and place of business in Louisville, Kentucky ("CAN").

         3. COMMUNITY ADVANTAGE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CA").

         4. TEXAS HOME MANAGEMENT, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THM").

         5. CAPITAL TX INVESTMENTS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CTXI").

         6. THM HOMES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THMH").

         7. RSCR TEXAS, INC., formerly THM Properties, Inc., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRT").

         8. RES-CARE NEW MEXICO, INC., a Delaware corporation with principal office and place of business of Louisville, Kentucky ("RCNM").

         9. RES-CARE OHIO, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCO").

         10. COMMUNITY ALTERNATIVES OF TEXAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAT").

         11. CATX PROPERTIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CATXP").

         12. RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCC").

         13. RES-CARE FLORIDA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCF").

         14. RSCR CALIFORNIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRC").

         15. RES-CARE KANSAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCK").

         16. RES-CARE ILLINOIS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCI").

         17. RES-CARE OKLAHOMA, INC. a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCOK").

         18. RES-CARE TENNESSEE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCT").

         19. RES-CARE TRAINING TECHNOLOGIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCTT").

         20. YOUTHTRACK, INC., a Delaware corporation with principal office and place of business in Littleton, Colorado ("YT").

         21. RES-CARE PREMIER, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCP").

         22. RSCR PREMIER, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRP").

         23. RES-CARE NEW JERSEY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCNJ").

         24. COMMUNITY ALTERNATIVES KENTUCKY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAK").

         25. ALTERNATIVE YOUTH SERVICES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AYS")

         26. COMMUNITY ALTERNATIVES VIRGINIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAV").

         27. RSCR WEST VIRGINIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRWV").

         28. RAIMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("R").

                                 SCHEDULE 2.1

                  SCHEDULE OF REVOLVING LOAN COMMITMENTS AND
                   REVOLVING CREDIT FACILITY PRO RATA SHARES

         The maximum amount of the Revolving Credit Facility is $100,000,000.

                                                              Revolving
                                                              Loan
         Name Of Bank                  Pro Rata Share         Commitment
         ------------                  --------------         ----------

PNC Bank, Kentucky, Inc.               30.00%                 $30,000,000

National City Bank, Kentucky           24.00                   24,000,000

SunTrust Bank, Nashville, NA           18.00                   18,000,000

Bank One, Kentucky NA                  18.00                   18,000,000

Wachovia Bank, N.A.                    10.00                   10,000,000
                                       -----                   ----------

         Totals                        100.00%               $100,000,000

                                 SCHEDULE 2.3D

                   SCHEDULE OF FIRST AMENDMENT CLOSING FEES

         The Banks identified below will receive a payment of First Amendment Closing Fees under this SCHEDULE 2.3D, based upon the total additional commitment of each Bank under the First Amendment, multiplied by 20/100 of one percent (0.20%), as set forth in the table below. The aggregate First Amendment Closing Fees payable under this SCHEDULE 2.3D total $70,000 ($35,000,000 x 0.20%).

                                     Additional          Applicable
Name of Bank                         Commitment          Percentage        Closing Fee
------------                         ----------          ----------        -----------

PNC Bank, Kentucky, Inc.             $ 5,000,000          0.20%            $10,000.00

National City Bank, Kentucky           6,500,000          0.20%             13,000.00

SunTrust Bank, Nashville, NA           5,500,000          0.20%             11,000.00

Bank One, Kentucky NA                  8,000,000          0.20%             16,000.00

Wachovia Bank, N.A.                   10,000,000          0.20%             20,000.00
                                      ----------                            ---------

         Totals                      $35,000,000                         $  70,000.00


                                 SCHEDULE 8.4

       Schedule of Existing Liens Not Otherwise Described in Section 8.4
       -----------------------------------------------------------------

1. UCC-1 from Res-Care, Inc., as Debtor, in favor of Orix Credit Alliance, Inc., filed in Jefferson County, Kentucky, #96-00851.

2. Security documents from Raiment, Inc. in favor of Boatmen's, including, but not limited to a security agreement and UCC-1s with respect to a revolving line of credit with a current balance of approximately $6,000 and a deed of trust securing a loan with a currrent balance of approximately $92,000. Raiment, Inc. and Res-Care, Inc. covenant to cause these security documents to be released within 30 days of the First Amendment Closing Date.

                                   EXHIBIT A-1
                                   -----------

              AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE

$30,000,000.00                                               December 23, 1996
                                                    Restated as of June _, 1997

         FOR VALUE RECEIVED, RES-CARE, INC., COMMUNITY ALTERNATIVES INDIANA, INC., COMMUNITY ALTERNATIVES NEBRASKA, INC., COMMUNITY ADVANTAGE, INC., TEXAS HOME MANAGEMENT, INC., CAPITAL TX INVESTMENTS, INC., THM HOMES, INC., RSCR TEXAS, INC., formerly THM Properties, Inc., RES-CARE NEW MEXICO, INC., RES-CARE OHIO, INC., COMMUNITY ALTERNATIVES OF TEXAS, INC., CATX PROPERTIES, INC., RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, RES-CARE FLORIDA, INC., RSCR CALIFORNIA, INC., RES-CARE KANSAS, INC., RES-CARE ILLINOIS, INC., RES-CARE OKLAHOMA, INC. RES-CARE TENNESSEE, INC., RES-CARE TRAINING TECHNOLOGIES, INC., YOUTHTRACK, INC., RES-CARE PREMIER, INC., RSCR PREMIER, INC., RES-CARE NEW JERSEY, INC., COMMUNITY ALTERNATIVES KENTUCKY, INC., ALTERNATIVE YOUTH SERVICES, INC., COMMUNITY ALTERNATIVES VIRGINIA, INC., RSCR WEST VIRGINIA, INC., and RAIMENT, INC. (collectively, the "Makers"), promise to pay to the order of PNC BANK, KENTUCKY, INC., a Kentucky banking corporation (the "Payee"), on or before the Revolving Loan Commitment Termination Date (as defined in the Loan Agreement defined below), the lesser of (y) Thirty Million Dollars ($30,000,000.00), and
(z) the unpaid aggregate principal amount of all advances made by the Payee to the Makers as Revolving Credit Loans under the Loan Agreement referred to below.

         The Makers also promise to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain Loan Agreement dated as of December 23, 1996, as amended (together with all future amendments, modifications, supplements and/or restatements thereof, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Loan Agreement), entered into by and among the Makers, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and PNC Bank, Kentucky, Inc., as Administrative Bank.

         This Note is one of the Makers' "Revolving Credit Notes" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were or are made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Administrative Bank located



                                      A-1-1
at 500 West Jefferson Street, Louisville, Kentucky, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, the Makers and the Administrative Bank shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Makers and the Administrative Bank as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Makers hereunder with respect to payments of principal or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; PROVIDED, HOWEVER, that if the day on which any payment relating to a Euro-Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

         This Note is subject to prepayment at the option of the Makers as provided in Section 2.4 of the Loan Agreement.

         This Note is secured by the Stock Pledge Agreement and the Security Agreements.

         This Note is subject to restriction on transfer or assignment as provided in Section 12 of the Loan Agreement.

         THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

         No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Makers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                                      A-1-2

         The Makers promise to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Makers hereby consent to all renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         This Note is delivered in amendment and restatement of, but not in novation of, that Note of the Makers in the original amount of $25,000,000 dated December 23, 1996.




                                      A-1-3

         IN WITNESS WHEREOF, the Makers have caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.

                                         RES-CARE, INC.
                                         (a "Maker")


                                         -------------------------------------
                                         By:  Ronald G. Geary, President and
                                         Chief Executive Officer


                                         COMMUNITY ALTERNATIVES INDIANA,
                                         INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES
                                         NEBRASKA, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ADVANTAGE, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         TEXAS HOME MANAGEMENT, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         CAPITAL TX INVESTMENTS, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President



                                      A-1-4

                                         THM HOMES, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR TEXAS, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE NEW MEXICO, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE OHIO, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES OF
                                         TEXAS, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                         CATX PROPERTIES, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                      A-1-5

                                         RES-CARE CALIFORNIA, INC., d/b/a
                                         RCCA Services
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE FLORIDA, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR CALIFORNIA, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE KANSAS, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE ILLINOIS, INC.
                                         (a "Maker")


                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE OKLAHOMA, INC.
                                         (a "Maker")


                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                      A-1-6

                                         RES-CARE TENNESSEE, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE TRAINING
                                         TECHNOLOGIES, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                         YOUTHTRACK, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, Chairman


                                         RES-CARE PREMIER, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR PREMIER, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE NEW JERSEY, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                      A-1-7

                                        COMMUNITY ALTERNATIVES
                                        KENTUCKY, INC.
                                        (a "Maker")


                                        -------------------------------------
                                        By: Ronald G. Geary, President


                                        ALTERNATIVE YOUTH SERVICES,  INC.
                                        (a "Maker")

                                        -------------------------------------
                                        By:  Ronald G. Geary, President


                                        COMMUNITY ALTERNATIVES
                                        VIRGINIA, INC.
                                        (a "Borrower")

                                        By: Ronald G. Geary, President
                                        -------------------------------------


                                        RSCR WEST VIRGINIA, INC.
                                        (a "Maker")

                                        -------------------------------------
                                        By: Ronald G. Geary, President


                                        RAIMENT, INC.
                                        (a "Maker")

                                        -------------------------------------
                                        By: Ronald G. Geary, President



                                      A-1-8

                                   EXHIBIT A-2
                                   -----------

            AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE

$24,000,000.00                                               December 23, 1996
                                                   Restated as of June _, 1997

         FOR VALUE RECEIVED, RES-CARE, INC., COMMUNITY ALTERNATIVES INDIANA, INC., COMMUNITY ALTERNATIVES NEBRASKA, INC., COMMUNITY ADVANTAGE, INC., TEXAS HOME MANAGEMENT, INC., CAPITAL TX INVESTMENTS, INC., THM HOMES, INC., RSCR TEXAS, INC., formerly THM Properties, Inc., RES-CARE NEW MEXICO, INC., RES-CARE OHIO, INC., COMMUNITY ALTERNATIVES OF TEXAS, INC., CATX PROPERTIES, INC., RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, RES-CARE FLORIDA, INC., RSCR CALIFORNIA, INC., RES-CARE KANSAS, INC., RES-CARE ILLINOIS, INC., RES-CARE OKLAHOMA, INC. RES-CARE TENNESSEE, INC., RES-CARE TRAINING TECHNOLOGIES, INC., YOUTHTRACK, INC., RES-CARE PREMIER, INC., RSCR PREMIER, INC., RES-CARE NEW JERSEY, INC., COMMUNITY ALTERNATIVES KENTUCKY, INC., ALTERNATIVE YOUTH SERVICES, INC., COMMUNITY ALTERNATIVES VIRGINIA, INC., RSCR WEST VIRGINIA, INC., and RAIMENT, INC. (collectively, the "Makers"), promise to pay to the order of NATIONAL CITY BANK OF KENTUCKY, a national banking association (the "Payee"), on or before the Revolving Loan Commitment Termination Date (as defined in the Loan Agreement defined below), the lesser of (y) Twenty Four Million Dollars ($24,000,000.00), and (z) the unpaid aggregate principal amount of all advances made by the Payee to the Makers as Revolving Credit Loans under the Loan Agreement referred to below.

         The Makers also promise to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain Loan Agreement dated as of December 23, 1996, as amended (together with all future amendments, modifications, supplements and/or restatements thereof, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Loan Agreement), entered into by and among the Makers, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and PNC Bank, Kentucky, Inc., as Administrative Bank.

         This Note is one of the Makers' "Revolving Credit Notes" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were or are made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Administrative Bank located at 500 West Jefferson Street, Louisville, Kentucky, or at such other place as shall be designated in



                                      A-2-1
writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, the Makers and the Administrative Bank shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Makers and the Administrative Bank as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Makers hereunder with respect to payments of principal or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; PROVIDED, HOWEVER, that if the day on which any payment relating to a Euro-Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

         This Note is subject to prepayment at the option of the Makers as provided in Section 2.4 of the Loan Agreement.

         This Note is secured by the Stock Pledge Agreement and the Security Agreements.

         This Note is subject to restriction on transfer or assignment as provided in Section 12 of the Loan Agreement.

         THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

         No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Makers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.


                                      A-2-2

         The Makers promise to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Makers hereby consent to all renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         This Note is delivered in amendment and restatement of, but not in novation of, that Note of the Makers in the original amount of $17,500,000 dated December 23, 1996.



                                      A-2-3

         IN WITNESS WHEREOF, the Makers have caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.

                                          RES-CARE, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President and
                                         Chief Executive Officer


                                         COMMUNITY ALTERNATIVES INDIANA,
                                         INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES
                                         NEBRASKA, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ADVANTAGE, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         TEXAS HOME MANAGEMENT, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         CAPITAL TX INVESTMENTS, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                      A-2-4

                                         THM HOMES, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR TEXAS, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE NEW MEXICO, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE OHIO, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES OF
                                         TEXAS, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         CATX PROPERTIES, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                      A-2-5

                                         RES-CARE CALIFORNIA, INC., d/b/a
                                         RCCA Services
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE FLORIDA, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR CALIFORNIA, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE KANSAS, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE ILLINOIS, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE OKLAHOMA, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President



                                      A-2-6

                                         RES-CARE TENNESSEE, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE TRAINING
                                         TECHNOLOGIES, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         YOUTHTRACK, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, Chairman


                                         RES-CARE PREMIER, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR PREMIER, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE NEW JERSEY, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President



                                      A-2-7

                                         COMMUNITY ALTERNATIVES
                                         KENTUCKY, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         ALTERNATIVE YOUTH SERVICES,  INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES
                                         VIRGINIA, INC.
                                         (a "Borrower")

                                         By:  Ronald G. Geary, President
                                         -----------------------------------


                                         RSCR WEST VIRGINIA, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         RAIMENT, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                      A-2-8

                                   EXHIBIT A-3
                                   -----------

              AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE

$18,000,000.00                                               December 23, 1996
                                                   Restated as of June _, 1997

         FOR VALUE RECEIVED, RES-CARE, INC., COMMUNITY ALTERNATIVES INDIANA, INC., COMMUNITY ALTERNATIVES NEBRASKA, INC., COMMUNITY ADVANTAGE, INC., TEXAS HOME MANAGEMENT, INC., CAPITAL TX INVESTMENTS, INC., THM HOMES, INC., RSCR TEXAS, INC., formerly THM Properties, Inc., RES-CARE NEW MEXICO, INC., RES-CARE OHIO, INC., COMMUNITY ALTERNATIVES OF TEXAS, INC., CATX PROPERTIES, INC., RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, RES-CARE FLORIDA, INC., RSCR CALIFORNIA, INC., RES-CARE KANSAS, INC., RES-CARE ILLINOIS, INC., RES-CARE OKLAHOMA, INC. RES-CARE TENNESSEE, INC., RES-CARE TRAINING TECHNOLOGIES, INC., YOUTHTRACK, INC., RES-CARE PREMIER, INC., RSCR PREMIER, INC., RES-CARE NEW JERSEY, INC., COMMUNITY ALTERNATIVES KENTUCKY, INC., ALTERNATIVE YOUTH SERVICES, INC., COMMUNITY ALTERNATIVES VIRGINIA, INC., RSCR WEST VIRGINIA, INC., and RAIMENT, INC. (collectively, the "Makers"), promise to pay to the order of SUNTRUST BANK, NASHVILLE, N.A., a Tennessee banking corporation (the "Payee"), on or before the Revolving Loan Commitment Termination Date (as defined in the Loan Agreement defined below), the lesser of (y) Eighteen Million Dollars ($18,000,000.00), and (z) the unpaid aggregate principal amount of all advances made by the Payee to the Makers as Revolving Credit Loans under the Loan Agreement referred to below.

         The Makers also promise to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain Loan Agreement dated as of December 23, 1996, as amended (together with all future amendments, modifications, supplements and/or restatements thereof, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Loan Agreement), entered into by and among the Makers, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and PNC Bank, Kentucky, Inc., as Administrative Bank.

         This Note is one of the Makers' "Revolving Credit Notes" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were or are made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Administrative Bank located at 500 West Jefferson Street, Louisville, Kentucky, or at such other place as shall be designated in

                                      A-3-1
writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, the Makers and the Administrative Bank shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Makers and the Administrative Bank as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Makers hereunder with respect to payments of principal or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; PROVIDED, HOWEVER, that if the day on which any payment relating to a Euro-Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

         This Note is subject to prepayment at the option of the Makers as provided in Section 2.4 of the Loan Agreement.

         This Note is secured by the Stock Pledge Agreement and the Security Agreements.

         This Note is subject to restriction on transfer or assignment as provided in Section 12 of the Loan Agreement.

         THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

         No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Makers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.


                                      A-3-2

         The Makers promise to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Makers hereby consent to all renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         This Note is delivered in amendment and restatement of, but not in novation of, that Note of the Makers in the original amount of $12,500,000 dated December 23, 1996.



                                      A-3-3

         IN WITNESS WHEREOF, the Makers have caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.

                                         RES-CARE, INC.
                                         (a "Maker")


                                         -----------------------------------
                                         By:  Ronald G. Geary, President and
                                         Chief Executive Officer


                                         COMMUNITY ALTERNATIVES INDIANA,
                                         INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES
                                         NEBRASKA, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ADVANTAGE, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         TEXAS HOME MANAGEMENT, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         CAPITAL TX INVESTMENTS, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President



                                      A-3-4

                                         THM HOMES, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR TEXAS, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE NEW MEXICO, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE OHIO, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES OF
                                         TEXAS, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         CATX PROPERTIES, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President



                                      A-3-5

                                         RES-CARE CALIFORNIA, INC., d/b/a
                                         RCCA Services
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE FLORIDA, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR CALIFORNIA, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE KANSAS, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE ILLINOIS, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE OKLAHOMA, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                      A-3-6

                                         RES-CARE TENNESSEE, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE TRAINING
                                         TECHNOLOGIES, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         YOUTHTRACK, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, Chairman


                                         RES-CARE PREMIER, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR PREMIER, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE NEW JERSEY, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President



                                      A-3-7

                                         COMMUNITY ALTERNATIVES
                                         KENTUCKY, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         ALTERNATIVE YOUTH SERVICES,  INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES
                                         VIRGINIA, INC.
                                         (a "Borrower")

x                                        By:  Ronald G. Geary, President
                                         -----------------------------------


                                         RSCR WEST VIRGINIA, INC.
                                         (a "Maker")

                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                         RAIMENT, INC.
                                         (a "Maker")


                                         -----------------------------------
                                         By: Ronald G. Geary, President


                                      A-3-8

                                   EXHIBIT A-4
                                   -----------

              AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE

$18,000,000.00                                                December 23, 1996
                                                    Restated as of June _, 1997

         FOR VALUE RECEIVED, RES-CARE, INC., COMMUNITY ALTERNATIVES INDIANA, INC., COMMUNITY ALTERNATIVES NEBRASKA, INC., COMMUNITY ADVANTAGE, INC., TEXAS HOME MANAGEMENT, INC., CAPITAL TX INVESTMENTS, INC., THM HOMES, INC., RSCR TEXAS, INC., formerly THM Properties, Inc., RES-CARE NEW MEXICO, INC., RES-CARE OHIO, INC., COMMUNITY ALTERNATIVES OF TEXAS, INC., CATX PROPERTIES, INC., RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, RES-CARE FLORIDA, INC., RSCR CALIFORNIA, INC., RES-CARE KANSAS, INC., RES-CARE ILLINOIS, INC., RES-CARE OKLAHOMA, INC. RES-CARE TENNESSEE, INC., RES-CARE TRAINING TECHNOLOGIES, INC., YOUTHTRACK, INC., RES-CARE PREMIER, INC., RSCR PREMIER, INC., RES-CARE NEW JERSEY, INC., COMMUNITY ALTERNATIVES KENTUCKY, INC., ALTERNATIVE YOUTH SERVICES, INC., COMMUNITY ALTERNATIVES VIRGINIA, INC., RSCR WEST VIRGINIA, INC., and RAIMENT, INC. (collectively, the "Makers"), promise to pay to the order of BANK ONE, KENTUCKY, NA, a national banking association (the "Payee"), on or before the Revolving Loan Commitment Termination Date (as defined in the Loan Agreement defined below), the lesser of (y) Eighteen Million Dollars ($18,000,000.00), and
(z) the unpaid aggregate principal amount of all advances made by the Payee to the Makers as Revolving Credit Loans under the Loan Agreement referred to below.

         The Makers also promise to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain Loan Agreement dated as of December 23, 1996, as amended (together with all future amendments, modifications, supplements and/or restatements thereof, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Loan Agreement), entered into by and among the Makers, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and PNC Bank, Kentucky, Inc., as Administrative Bank.

         This Note is one of the Makers' "Revolving Credit Notes" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were or are made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Administrative Bank located at 500 West Jefferson Street, Louisville, Kentucky, or at such other place as shall be designated in

                                      A-4-1
writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, the Makers and the Administrative Bank shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Makers and the Administrative Bank as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Makers hereunder with respect to payments of principal or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; PROVIDED, HOWEVER, that if the day on which any payment relating to a Euro-Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

         This Note is subject to prepayment at the option of the Makers as provided in Section 2.4 of the Loan Agreement.

         This Note is secured by the Stock Pledge Agreement and the Security Agreements.

         This Note is subject to restriction on transfer or assignment as provided in Section 12 of the Loan Agreement.

         THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

         No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Makers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.


                                      A-4-2

         The Makers promise to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Makers hereby consent to all renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         This Note is delivered in amendment and restatement of, but not in novation of, that Note of the Makers in the original amount of $10,000,000 dated December 23, 1996.


                                      A-4-3

         IN WITNESS WHEREOF, the Makers have caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.

                                         RES-CARE, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President and
                                         Chief Executive Officer


                                         COMMUNITY ALTERNATIVES INDIANA,
                                         INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES
                                         NEBRASKA, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ADVANTAGE, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         TEXAS HOME MANAGEMENT, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         CAPITAL TX INVESTMENTS, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President



                                      A-4-4

                                         THM HOMES, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR TEXAS, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE NEW MEXICO, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE OHIO, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES OF
                                         TEXAS, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                         CATX PROPERTIES, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                      A-4-5

                                         RES-CARE CALIFORNIA, INC., d/b/a
                                         RCCA Services
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE FLORIDA, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR CALIFORNIA, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE KANSAS, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE ILLINOIS, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE OKLAHOMA, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                      A-4-6

                                         RES-CARE TENNESSEE, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE TRAINING
                                         TECHNOLOGIES, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                         YOUTHTRACK, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, Chairman


                                         RES-CARE PREMIER, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR PREMIER, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE NEW JERSEY, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President



                                      A-4-7

                                         COMMUNITY ALTERNATIVES
                                         KENTUCKY, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                         ALTERNATIVE YOUTH SERVICES,  INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES
                                         VIRGINIA, INC.
                                         (a "Borrower")

                                         By:  Ronald G. Geary, President
                                         -------------------------------------


                                         RSCR WEST VIRGINIA, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President


                                         RAIMENT, INC.
                                         (a "Maker")

                                         -------------------------------------
                                         By: Ronald G. Geary, President



                                      A-4-8

                                   EXHIBIT A-5
                                   -----------

                        REVOLVING CREDIT PROMISSORY NOTE

$10,000,000.00                                                     June _, 1997

         FOR VALUE RECEIVED, RES-CARE, INC., COMMUNITY ALTERNATIVES INDIANA, INC., COMMUNITY ALTERNATIVES NEBRASKA, INC., COMMUNITY ADVANTAGE, INC., TEXAS HOME MANAGEMENT, INC., CAPITAL TX INVESTMENTS, INC., THM HOMES, INC., RSCR TEXAS, INC., formerly THM Properties, Inc., RES-CARE NEW MEXICO, INC., RES-CARE OHIO, INC., COMMUNITY ALTERNATIVES OF TEXAS, INC., CATX PROPERTIES, INC., RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, RES-CARE FLORIDA, INC., RSCR CALIFORNIA, INC., RES-CARE KANSAS, INC., RES-CARE ILLINOIS, INC., RES-CARE OKLAHOMA, INC. RES-CARE TENNESSEE, INC., RES-CARE TRAINING TECHNOLOGIES, INC., YOUTHTRACK, INC., RES-CARE PREMIER, INC., RSCR PREMIER, INC., RES-CARE NEW JERSEY, INC., COMMUNITY ALTERNATIVES KENTUCKY, INC., ALTERNATIVE YOUTH SERVICES, INC., COMMUNITY ALTERNATIVES VIRGINIA, INC., RSCR WEST VIRGINIA, INC., and RAIMENT, INC. (collectively, the "Makers"), promise to pay to the order of WACHOVIA BANK, N.A., a national banking association (the "Payee"), on or before the Revolving Loan Commitment Termination Date (as defined in the Loan Agreement defined below), the lesser of (y) Ten Million Dollars ($10,000,000.00), and (z) the unpaid aggregate principal amount of all advances made by the Payee to the Makers as Revolving Credit Loans under the Loan Agreement referred to below.

         The Makers also promise to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain Loan Agreement dated as of December 23, 1996, as amended (together with all future amendments, modifications, supplements and/or restatements thereof, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Loan Agreement), entered into by and among the Makers, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and PNC Bank, Kentucky, Inc., as Administrative Bank.

         This Note is one of the Makers' "Revolving Credit Notes" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were or are made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Administrative Bank located at 500 West Jefferson Street, Louisville, Kentucky, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in

                                      A-5-1
writing of the transfer of this Note, the Makers and the Administrative Bank shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Makers and the Administrative Bank as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Makers hereunder with respect to payments of principal or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; PROVIDED, HOWEVER, that if the day on which any payment relating to a Euro-Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

         This Note is subject to prepayment at the option of the Makers as provided in Section 2.4 of the Loan Agreement.

         This Note is secured by the Stock Pledge Agreement and the Security Agreements.

         This Note is subject to restriction on transfer or assignment as provided in Section 12 of the Loan Agreement.

         THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

         No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Makers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.



                                      A-5-2

         The Makers promise to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Makers hereby consent to all renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.


                                      A-5-3

         IN WITNESS WHEREOF, the Makers have caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.

                                         RES-CARE, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President and
                                         Chief Executive Officer


                                         COMMUNITY ALTERNATIVES INDIANA,
                                         INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES
                                         NEBRASKA, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ADVANTAGE, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         TEXAS HOME MANAGEMENT, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         CAPITAL TX INVESTMENTS, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                      A-5-4

                                         THM HOMES, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR TEXAS, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE NEW MEXICO, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE OHIO, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES OF
                                         TEXAS, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         CATX PROPERTIES, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                      A-5-5

                                         RES-CARE CALIFORNIA, INC., d/b/a
                                         RCCA Services
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE FLORIDA, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR CALIFORNIA, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE KANSAS, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE ILLINOIS, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE OKLAHOMA, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                      A-5-6

                                         RES-CARE TENNESSEE, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE TRAINING
                                         TECHNOLOGIES, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         YOUTHTRACK, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, Chairman


                                         RES-CARE PREMIER, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR PREMIER, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE NEW JERSEY, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                      A-5-7

                                         COMMUNITY ALTERNATIVES
                                         KENTUCKY, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         ALTERNATIVE YOUTH SERVICES,  INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES
                                         VIRGINIA, INC.
                                         (a "Borrower")

                                         By:  Ronald G. Geary, President
                                         --------------------------------------


                                         RSCR WEST VIRGINIA, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         RAIMENT, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President



                                      A-5-8

                                    EXHIBIT B
                                    ---------

                 AMENDED AND RESTATED SWING LINE PROMISSORY NOTE

$12,500,000.00                                               December 23, 1996
                                                   Restated as of June _, 1997

         FOR VALUE RECEIVED, RES-CARE, INC., COMMUNITY ALTERNATIVES INDIANA, INC., COMMUNITY ALTERNATIVES NEBRASKA, INC., COMMUNITY ADVANTAGE, INC., TEXAS HOME MANAGEMENT, INC., CAPITAL TX INVESTMENTS, INC., THM HOMES, INC., RSCR TEXAS, INC., formerly THM Properties, Inc., RES-CARE NEW MEXICO, INC., RES-CARE OHIO, INC., COMMUNITY ALTERNATIVES OF TEXAS, INC., CATX PROPERTIES, INC., RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, RES-CARE FLORIDA, INC., RSCR CALIFORNIA, INC., RES-CARE KANSAS, INC., RES-CARE ILLINOIS, INC., RES-CARE OKLAHOMA, INC. RES-CARE TENNESSEE, INC., RES-CARE TRAINING TECHNOLOGIES, INC., YOUTHTRACK, INC., RES-CARE PREMIER, INC., RSCR PREMIER, INC., RES-CARE NEW JERSEY, INC., COMMUNITY ALTERNATIVES KENTUCKY, INC., ALTERNATIVE YOUTH SERVICES, INC., COMMUNITY ALTERNATIVES VIRGINIA, INC., RSCR WEST VIRGINIA, INC., and RAIMENT, INC. (collectively, the "Makers"), promise to pay to the order of PNC BANK, KENTUCKY, INC., a Kentucky banking corporation (the "Payee"), on or before the Swing Line Commitment Termination Date (as defined in the Loan Agreement defined below), the lesser of (y) Twelve Million Five Hundred Thousand Dollars ($12,500,000.00), and (z) the unpaid aggregate principal amount of all advances made by the Payee to the Makers as Swing Line Loans under the Loan Agreement referred to below.

         The Makers also promise to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain Loan Agreement dated as of December 23, 1996, as amended (together with all future amendments, modifications, supplements and/or restatements thereof, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Loan Agreement), entered into by and among the Makers, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and PNC Bank, Kentucky, Inc., as Administrative Bank.

         This Note is the Makers' "Swing Line Note" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were or are made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Administrative Bank located at 500 West Jefferson Street, Louisville, Kentucky, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, the Makers and the Administrative Bank shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Makers and the Administrative Bank as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Makers hereunder with respect to payments of principal or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; PROVIDED, HOWEVER, that if the day on which any payment relating to a Euro-Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

         This Note is subject to prepayment at the option of the Makers.

         This Note is secured by the Stock Pledge Agreement and the Security Agreements.

         This Note is subject to restriction on transfer or assignment as provided in Section 12 of the Loan Agreement.

         THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

         No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Makers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         The Makers promise to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Makers hereby consent to all renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         This Note is delivered in amendment and restatement of, but not in novation of, that Swing Line Note of the Makers in the original amount of $7,500,000 dated December 23, 1996.

         IN WITNESS WHEREOF, the Makers have caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.

                                         RES-CARE, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President and
                                         Chief Executive Officer


                                         COMMUNITY ALTERNATIVES INDIANA,
                                         INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES
                                         NEBRASKA, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ADVANTAGE, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         TEXAS HOME MANAGEMENT, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         CAPITAL TX INVESTMENTS, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President

                                         THM HOMES, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR TEXAS, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE NEW MEXICO, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE OHIO, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES OF
                                         TEXAS, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         CATX PROPERTIES, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President

                                         RES-CARE CALIFORNIA, INC., d/b/a
                                         RCCA Services
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE FLORIDA, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR CALIFORNIA, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE KANSAS, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         RES-CARE ILLINOIS, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE OKLAHOMA, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President

                                         RES-CARE TENNESSEE, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE TRAINING
                                         TECHNOLOGIES, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         YOUTHTRACK, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, Chairman


                                         RES-CARE PREMIER, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         RSCR PREMIER, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         RES-CARE NEW JERSEY, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President

                                         COMMUNITY ALTERNATIVES
                                         KENTUCKY, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         ALTERNATIVE YOUTH SERVICES,  INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By:  Ronald G. Geary, President


                                         COMMUNITY ALTERNATIVES
                                         VIRGINIA, INC.
                                         (a "Borrower")

                                         By:  Ronald G. Geary, President
                                         --------------------------------------


                                         RSCR WEST VIRGINIA, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President


                                         RAIMENT, INC.
                                         (a "Maker")

                                         --------------------------------------
                                         By: Ronald G. Geary, President

                                    EXHIBIT C

                                    Exhibit A
                            to Stock Pledge Agreement
                             between Res-Care, Inc.
                                       and
                            PNC Bank, Kentucky, Inc.,
                             as Administrative Bank
                             ----------------------








                                       C-1